Exhibit 10.3

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This Amendment to Registration Rights Agreement (this “Amendment”) is made as of July 31, 2017 (the “Effective Date”), by and among Invitae Corporation, a Delaware corporation (the “Company”), and the persons listed on the attached Schedule A, each of whom is an “Investor” under that certain Fifth Amended and Restated Investors’ Rights Agreement made as of August 26, 2014 among the Company and the various Investors party thereto (as amended to date, the “Agreement”). This Amendment shall be effective upon execution by the Company and the holders of a majority of the Registrable Securities then outstanding (as defined in the Agreement) as of the Effective Date. Unless otherwise defined herein, capitalized terms used in this Amendment have the respective meanings ascribed to them in Section 1 of the Agreement.

WHEREAS, the parties hereto desire to modify the Agreement to provide that shares of Common Stock which may be sold by the holder thereof without limitation under SEC Rule 144 shall be excluded from the definition of Registrable Securities.

NOW, THEREFORE, the parties hereto agree as follows:

Section 1 Amendments

1.1 Definition. The definition of Registrable Securities in the Agreement is hereby amended and restated to read in full as follows:

“Registrable Securities” means the following: (i) the Common Stock issuable or issued upon conversion of the Preferred Stock; and (ii) any Common Stock issued as (or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares referenced in clause (i) above; excluding in all cases, however, (x) any Registrable Securities sold by a Person in a transaction in which the applicable rights under this Agreement are not assigned pursuant to Section 6.1 and (y) any shares for which registration rights have terminated pursuant to Section 2.13 of this Agreement.

1.2 Section 2.13. Section 2.13 of the Agreement is hereby amended and restated to read in full as follows:

“2.13 Termination of Registration Rights. The right of any Holder to request registration or inclusion of Registrable Securities in any registration pursuant to Section 2.1 or Section 2.2 of this Agreement shall terminate upon the earliest to occur of:

(a) the closing of a Deemed Liquidation Event, as such term is defined in the Company’s Certificate of Incorporation in effect immediately prior to the IPO, and distribution of proceeds to or escrow for the benefit of the Holders in accordance with the Company’s Certificate of Incorporation in effect immediately prior to such transaction;

(b) the seventh anniversary of the IPO; and

(c) such time as SEC Rule 144 or another similar exemption under the Securities Act is available for the sale of all of such Holder’s shares without limitation during a three-month period without registration.”

Section 2 Miscellaneous

This Amendment may be (i) executed in multiple counterparts, each of which shall be deemed an original and together shall constitute one document, and (ii) executed and delivered by facsimile or electronic transmission in .PDF format (and upon such delivery the facsimile or .PDF format signature shall be deemed to have the same effect as if the original signature had been delivered to the other parties).

IN WITNESS WHEREOF, the parties hereto have executed this Amendment effective as of the day, month and year first above written.

COMPANY:
INVITAE CORPORATION

By:	/s/ Sean George
Name:	Sean George
Title:	Chief Executive Officer and President

SIGNATURE PAGE TO

INVITAE CORPORATION

AMENDMENT TO FIFTH AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby execute and deliver the Amendment to the Fifth Amended and Restated Investors’ Rights Agreement (the “Amendment”) to which this additional signature page is attached which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

/s/ Randal W. Scott
Randal W. Scott

SIGNATURE PAGE TO

INVITAE CORPORATION

AMENDMENT TO FIFTH AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby execute and deliver the Amendment to the Fifth Amended and Restated Investors’ Rights Agreement (the “Amendment”) to which this additional signature page is attached which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

BAKER BROTHERS LIFE SCIENCES, L.P.

By: BAKER BROS. ADVISORS LP, management company and investment adviser to Baker Brothers Life Sciences, L.P., pursuant to authority granted to it by Baker Brothers Life Sciences Capital, L.P., general partner to Baker Brothers Life Sciences, L.P., and not as the general partner

By:	/s/ Scott Lessing
Scott Lessing, President

SIGNATURE PAGE TO

INVITAE CORPORATION

AMENDMENT TO FIFTH AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby execute and deliver the Amendment to the Fifth Amended and Restated Investors’ Rights Agreement (the “Amendment”) to which this additional signature page is attached which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

667, L.P. (account #1)

By: BAKER BROS. ADVISORS LP, management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L.P., and not as the general partner

By:	/s/ Scott Lessing
Scott Lessing, President

SIGNATURE PAGE TO

INVITAE CORPORATION

AMENDMENT TO FIFTH AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby execute and deliver the Amendment to the Fifth Amended and Restated Investors’ Rights Agreement (the “Amendment”) to which this additional signature page is attached which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

667, L.P. (account #2)

By: BAKER BROS. ADVISORS LP, management company and investment adviser to 667, L.P., pursuant to authority granted to it by Baker Biotech Capital, L.P., general partner to 667, L.P., and not as the general partner

By:	/s/ Scott Lessing
Scott Lessing, President

SIGNATURE PAGE TO

INVITAE CORPORATION

AMENDMENT TO FIFTH AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby execute and deliver the Amendment to the Fifth Amended and Restated Investors’ Rights Agreement (the “Amendment”) to which this additional signature page is attached which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

14159, L.P.

By: BAKER BROS. ADVISORS LP, management company and investment adviser to 14159, L.P., pursuant to authority granted to it by 14159 Capital, L.P., general partner to 14159, L.P., and not as the general partner

By:	/s/ Scott Lessing
Scott Lessing, President

SIGNATURE PAGE TO

INVITAE CORPORATION

AMENDMENT TO FIFTH AMENDED AND RESTATED

INVESTORS’ RIGHTS AGREEMENT

The undersigned hereby execute and deliver the Amendment to the Fifth Amended and Restated Investors’ Rights Agreement (the “Amendment”) to which this additional signature page is attached which, together with all counterparts thereto and signature pages of the other parties with respect thereto, shall constitute one and the same document in accordance with the terms of the Amendment.

THOMAS, MCNERNEY & PARTNERS II, L.P.

By:	Thomas, McNerney & Partners II, LLC
Its:	General Partner

By:	/s/ James E. Thomas
Name: James E. Thomas
Title: Manager

TMP NOMINEE II, LLC

By:	/s/ James E. Thomas
Name: James E. Thomas
Title: Manager

TMP ASSOCIATES II, L.P.

By:	Thomas, McNerney & Partners II, LLC
Its:	General Partner

By:	/s/ James E. Thomas
Name: James E. Thomas
Title: Manager

Schedule A

The Investors

Randal W. Scott

Baker Brothers Life Sciences, L.P.

667, L.P. (account #1)

667, L.P. (account #2)

14159, L.P.

Thomas, McNerney & Partners II, L.P.

TMP Nominee II, LLC

TMP Associates II, L.P.